Exhibit 3.1

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:36 PM 01/13/2011
FILED 12:36 PM 01/13/2011
SRV 110040518 – 4926786 FILE

STATE OF DELAWARE

CERTIFICATE OF LIMITED PARTNERSHIP

•	The Undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

•	First: The name of the limited partnership is

ARC Properties Operating Partnership, L.P.                                                                                  .

•	Second: The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400 in the city of Wilmington . Zip code 19808 . The name of the Registered Agent at such address is Corporation Service Company .

•	Third: The name and mailing address of each general partner is as follows:

American Realty Capital Properties, Inc.
106 York Road
Jenkintown, PA 19046

•	In Witness Whereof, the undersigned has executed this Certificate of Limited Partnership as of 13th day of January , A. D. 2011 .

American Realty Capital Properties, Inc., its General Partner

By:
General Partner

Name:	William M. Kahane, President
(type or print name)

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:42 PM 02/27/2013
FILED 03:32 PM 02/27/2013
SRV 130244998 – 4926786 FILE

CERTIFICATE OF MERGER OF

AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP III, L.P.

(a Delaware limited partnership)

INTO

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

(a Delaware limited partnership)

Pursuant to Title 6, Section 17-211 of the Delaware Revised Uniform Limited Partnership Act (the “Act”), the undersigned limited partnership executed the following Certificate of Merger and

DOES HEREBY CERTIFY:

FIRST: The name of the surviving limited partnership (the “Surviving Partnership”) is ARC Properties Operating Partnership, L.P., a Delaware limited partnership.

SECOND: The name of the limited partnership being merged into the Surviving Partnership is American Realty Capital Operating Partnership III, L.P., a Delaware limited partnership.

THIRD: An Agreement and Plan of Merger has been approved and executed by (i) American Realty Capital Operating Partnership III, L.P., a Delaware limited partnership, and (ii) ARC Properties Operating Partnership, L.P., a Delaware limited partnership in accordance with Section 17-211 of the Act.

FOURTH: The name of the Surviving Partnership is ARC Properties Operating Partnership, L.P.

FIFTH: The executed Agreement and Plan of Merger is on file at the office of the Surviving Partnership at 405 Park Avenue, 15th Floor, New York, NY 10022. A copy will be provided, upon request and without cost, to any partner of the Surviving Partnership or any person holding an interest in any other business entity which is to merge or consolidate.

SIXTH: This Certificate of Merger shall be effective as of February 28, 2013 at 8:10 a.m. (Eastern Time).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Surviving Partnership has caused this Certificate of Merger to be executed by an authorized person this 27th day of February, 2013.

ARC Properties Operating Partnership, L.P.

By: American Realty Capital Properties, Inc., its general partner

By:	/s/ Nicholas S. Schorsch
Name:	Nicholas S. Schorsch
Title:	Chief Executive Officer

Signature Page to ARC Properties Operating Partnership, L.P. Certificate of Merger

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:47 PM 11/05/2013
FILED 03:44 PM 11/05/2013
SRV 131273299 – 4926786 FILE

CERTIFICATE OF MERGER OF

CAPLEASE, LP

(a Delaware limited partnership)

INTO

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

(a Delaware limited partnership)

Pursuant to Title 6, Section 17-211 of the Delaware Revised Uniform Limited Partnership Act (the “Act”), the undersigned limited partnership executed the following Certificate of Merger and

DOES HEREBY CERTIFY:

FIRST: The name of the surviving limited partnership (the “Surviving Partnership”) is ARC Properties Operating Partnership, L.P., a Delaware limited partnership.

SECOND: The name of the limited partnership being merged into the Surviving Partnership is Caplease, LP, a Delaware limited partnership.

THIRD: An Agreement and Plan of Merger has been approved and executed by (i) Caplease, LP, a Delaware limited partnership, and (ii) ARC Properties Operating Partnership, L.P., a Delaware limited partnership, in accordance with Section 17-211 of the Act.

FOURTH: The name of the Surviving Partnership is ARC Properties Operating Partnership, L.P.

FIFTH: The executed Agreement and Plan of Merger is on file at the office of the Surviving Partnership at 405 Park Avenue, 15th Floor, New York, NY 10022. A copy will be provided, upon request and without cost, to any partner of the Surviving Partnership or any person holding an interest in any other business entity which is to merge or consolidate.

SIXTH: This Certificate of Merger shall be effective as of November 5, 2013 at 4:45 p.m. (Eastern Time).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Surviving Partnership has caused this Certificate of Merger to be executed by an authorized person this 5th day of November        , 2013.

ARC Properties Operating Partnership, L.P.

By: American Realty Capital Properties, Inc., its general partner

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

Signature Page to ARC Properties Operating Partnership, L.P. Certificate of Merger

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:37 PM 01/02/2014
FILED 12:34 PM 01/02/2014
SRV 140001830 – 4926786 FILE

CERTIFICATE OF MERGER OF

AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP IV, L.P.

(a Delaware limited partnership)

INTO

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

(a Delaware limited partnership)

Pursuant to Title 6, Section 17-211 of the Delaware Revised Uniform Limited Partnership Act (the “Act”), the undersigned limited partnership executed the following Certificate of Merger and

DOES HEREBY CERTIFY:

FIRST: The name of the surviving limited partnership (the “Surviving Partnership”) is ARC Properties Operating Partnership, L.P., a Delaware limited partnership.

SECOND: The name of the limited partnership being merged into the Surviving Partnership is American Realty Capital Operating Partnership IV, L.P., a Delaware limited partnership.

THIRD: An Agreement and Plan of Merger has been approved and executed by (i) American Realty Capital Operating Partnership IV, L.P., a Delaware limited partnership, and (ii) ARC Properties Operating Partnership, L.P., a Delaware limited partnership in accordance with Section 17-211 of the Act.

FOURTH: The name of the Surviving Partnership is ARC Properties Operating Partnership, L.P.

FIFTH: The executed Agreement and Plan of Merger is on file at the office of the Surviving Partnership at 405 Park Avenue, 15th Floor, New York, NY 10022. A copy will be provided, upon request and without cost, to any partner of the Surviving Partnership or any person holding an interest in any other business entity which is to merge or consolidate.

SIXTH: This Certificate of Merger shall be effective as of January 3, 2014 at 4:15 p.m. (Eastern Time).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Surviving Partnership has caused this Certificate of Merger to be executed by an authorized person this 2nd day of January, 2014.

ARC Properties Operating Partnership, L.P.

By: American Realty Capital Properties, Inc., its general partner

By:	/s/ Nicholas S. Schorsch
Name:	Nicholas S. Schorsch
Title:	Chief Executive Officer

Signature Page to ARC Properties Operating Partnership, L.P. Certificate of Merger

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:40 PM 02/11/2014
FILED 07:29 PM 02/11/2014
SRV 140164560 – 4926786 FILE

CERTIFICATE OF MERGER

OF

CLARK ACQUISITION, LLC

(a Delaware limited liability company)

WITH AND INTO

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

(a Delaware limited partnership)

Dated: February 10, 2014

ARC Properties Operating Partnership, L.P. a Delaware limited partnership (“ARC OP”), desiring to merge Clark Acquisition, LLC, a Delaware limited liability company (“Merger LLC”), with and into ARC OP (the “Merger’), pursuant to Title 6, Section 17-211 of the Delaware Revised Uniform Limited Partnership Act, as amended, and Title 6, Section 18-209 of the Delaware Limited Liability Company Act, as amended, hereby certifies as follows:

FIRST:	The name of the surviving limited partnership is ARC Properties Operating Partnership, L.P. The jurisdiction in which this limited partnership was formed is the State of Delaware.

SECOND:	The name of the limited liability company being merged into this surviving limited partnership is Clark Acquisition, LLC. The jurisdiction in which this limited liability company was formed is the State of Delaware.

THIRD:	An Agreement and Plan of Merger (the “Merger Agreement”) has been approved, adopted, certified, executed and acknowledged by both of ARC OP and Merger LLC in accordance with Title 6, Section 17-211(b) of the Delaware Revised Uniform Limited Partnership Act, as amended, and Title 6, Section 18-209(b) of the Delaware Limited Liability Company Act, as amended.

FOURTH:	The name of the surviving limited partnership (the “Surviving Limited Partnership”) is ARC Properties Operating Partnership, L.P.

FIFTH:	The certificate of limited partnership of ARC OP shall be the certificate of limited partnership of the Surviving Limited Partnership.

SIXTH:	This Certificate of Merger, and the Merger, shall become effective at the time this Certificate of Merger is filed with the Secretary of State of the State of Delaware.

SEVENTH:	The executed Merger Agreement is on file at the office of the Surviving Limited Partnership, which is located at 405 Park Avenue, 15th Floor, New York, NY 10022.

EIGHTH:	A copy of the Merger Agreement will be furnished by the Surviving Limited Partnership, on request and without cost, to any member or partner or any person holding an interest in ARC OP or Merger LLC.

IN WITNESS WHEREOF, said limited partnership has caused this certificate to be signed by its general partner as of the date first written above.

ARC Properties Operating Partnership, L.P
American Realty Capital Properties, Inc. its general partner

By:	/s/ Brian S. Block
Name:	Brian S. Block
Title:	Chief Financial Officer, Treasurer, Secretary and Executive Vice President

Signature Page to Certificate of Merger